SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 12, 2002


                            Fields Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


            0003718                                      11-2050317
     ------------------------                ---------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


            333 Main Street # 300; P.O. Box 5000; Park City, UT 84060
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               (Address of Principal Executive Offices) (Zip Code)


                                  435-645-2122
                          -----------------------------
                         (Registrant's Telephone Number)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Items.

On June 12, 2002 Fields Technologies, Inc. issued the press release which is attached hereto as Exhibit 1 and which is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.


         (a)      Financial Statements. Not Applicable.

         (b)      Pro Forma Financial Information. Not Applicable.

         (c)      Exhibits.

                  1        Fields Technologies, Inc. press release, dated
                           June 12, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fields Technologies, Inc.

Date: June 12, 2002

By: /s/ Barbara J. Ray
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Barbara J. Ray,  Chief Financial Officer

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